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                                                                Exhibit 10.3

                                        November 6, 1996


Conseco, Inc.
11825 N. Pennsylvania Street
Carmel, Indiana 46032

Gentlemen:

        We make reference to that certain Credit Agreement, dated as of August 31, 1995, as amended and restated as of April 12, 1996 (the "Credit Agreement"), among Conseco, Inc. ("the Borrower"), the financial institutions party thereto (the "Banks"), the documentation agents party thereto (collectively, the "Documentation Agents"), the managing agents party thereto (collectively, the "Managing Agents") and Bank of America National Trust and Savings Association, as Administrative Agent for the Banks (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

        We understand that:

        (a) pursuant to a form of Amended and Restated Declaration of Trust (the "Declaration"), the Borrower, as sponsor, contemplates creating from time to time one or more Delaware business trusts (collectively, the "Trusts") to issue up to $1,000,000,000 of Trust Originated Preferred Securities (collectively, the "Preferred Securities") pursuant to a registration statement to be filed with the Securities and Exchange Commission in compliance with the Securities Act of 1933, as amended, which Preferred Securities when issued will accrue a maximum cash distribution per annum of up to ten and one-half percent (10-1/2%) of the liquidation amount of $25 per Preferred Security;

        (b) pursuant to the Declaration, the Borrower will acquire all of the common stock of each of the Trusts (collectively, the "Common Securities" and together with the Preferred Securities called the "Trust Securities"), for a purchase price equal to at least 3% of the capital of each of the Trusts on the date of issuance of the Preferred Securities by such Trust, at the same time as the Preferred Securities are sold by such Trust;
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        (c)  the Borrower contemplates issuing up to $1,000,000,000 aggregate principal amount of Subordinated Deferrable Interest Debentures (collectively, the "Subordinated Debentures") pursuant to supplemental indentures executed from time to time (collectively, the "Supplemental Indentures") to the Borrower's existing form of indenture dated ___________, 1995, whereby the Subordinated Debentures will be subordinated and junior in right of payment to the prior payment in full of all senior indebtedness of the Borrower (including, without limitation, the Liabilities and the Additional Secured Borrower Obligations) whether now existing or hereafter incurred and the maximum amount of interest payable on such Subordinated Debentures will not exceed 10-1/2%;

        (d) the Trusts, with the Net Proceeds from the issuance of the Preferred Securities, contemplate purchasing all of the Subordinated Debentures from the Borrower for the benefit of the holders of the Trust Securities; and

        (e) concurrently with the issuance of the Trust Securities, the Borrower contemplates entering into a Preferred Securities Guarantee Agreement dated ___________, 1996 (the "Preferred Securities Guarantee") and a Common Securities Guarantee Agreement dated ___________, 1996 (the "Common Securities Guarantee"), whereby the Borrower will guarantee the payment of certain amounts to the holders of the Preferred Securities and the Common Securities, respectively, upon nonpayment of such amounts by the Trusts; provided that upon the occurrence and during the continuance of an Event of Default (as defined in the Declaration), the rights of the holders of the Common Securities to receive any payments under the Common Securities Guarantee are subordinated to the rights of the holders of Preferred Securities to receive payments under the Preferred Securities Guarantee; and provided, further, that the rights of the holders of the Trust Securities to receive any payments under either the Preferred Securities Guarantee or the Common Securities Guarantee; as applicable, shall be subordinate to the rights of Bank of America National Trust and Savings Association, as administrative agent, to receive payments from the Borrower under that certain Guaranty, dated as of May 13, 1996 (the "O&D Guaranty").

        (f) the Borrower, as sponsor of the Trusts, may elect at any time after the Closing Date (as defined in the Declaration) to dissolve the Trusts in accordance with the terms of the Trust Securities.






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Borrower has requested that the undersigned waive such Events of Default and each of the undersigned hereby agree to waive the following:

        (a) any Default under Section 4.3 (b) of the Credit Agreement relating to (i) any of the Trusts' failure to make a mandatory prepayment of the Loans from the Net Proceeds received by any of the Trusts in connection with the issuance of the Preferred Securities; provided that the aggregate gross proceeds of the issuance of such Preferred
       Securities does not exceed $500,000,000, the Net Proceeds of such issuance are used to purchase the Subordinated Debentures and the maximum per annum cash distribution accrued on the Preferred Securities does not exceed ten and one-half percent (10-1/2%) of the liquidation amount of $25 per Preferred Security and (ii) the Borrower's failure to make a mandatory prepayment of the Loans from the Net Proceeds received by the Borrower in connection with the issuance of the Subordinated Debentures, provided that the aggregate gross proceeds of the issuance of such Subordinated Debentures shall not exceed $500,000,000.

        (b) any Default under Section 9.1 of the Credit Agreement relating to (i) the issuance of the Subordinated Debentures to the Trusts; provided that (A) the Indebtedness evidenced by the Subordinated Debentures shall not exceed an aggregate principal amount of $500,000,000, (B) the interest rate per annum payable on such Subordinated Debentures shall not exceed 10-1/2% and (C) the Subordinated Debentures shall subordinated to the Liabilities and the Additional Secured Borrower Obligations on terms satisfactory to the Administrative Agent and (ii) the Contingent Obligations evidenced by the Preferred Securities Guarantee and the common Securities Guarantee; provided that the aggregate principal amount of such indebtedness shall not exceed $500,000,000; and provided, further, that such Contingent Obligations are subordinated to the payment of the obligations of the Borrower under the O & D Guaranty on terms satisfactory to the administrative agent party thereto;

        (c) any Default under Section 9.3(c) of the Credit Agreement relating (i) the Borrower's failure to meet the .35:1 Debt to Total Capitalization in connection with the Acquisition of the Common Securities of the Trusts and (ii) the Borrower's failure to pledge the Common Securities to the Administrative Agent, for the benefit of the Banks, in connection with the Acquisition of the Trusts; and

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                (d)  any Default under Section 9.10 of the Credit
         Agreement relating to the Borrower's Investment in the Common
         Securities.

                In addition to the foregoing, the undersigned agree that the for purposes of determining the Borrower's compliance with the financial covenants set forth in Sections 10.2, 10.3 and 10.5 of the Credit Agreement, the Indebtedness evidenced by the Subordinated Debentures shall be deemed to constitute equity of the Borrower so long as such Indebtedness is held by the Trusts for the benefit of the holders of the Trust Securities and the Trust Securities remain outstanding and the Trusts remain in effect in accordance with the terms of the Declaration as reviewed to date.

                In consideration of the foregoing waivers and agreements by the undersigned Banks, the Borrower agrees that it will not, and will not permit any of its Subsidiaries to

                (a) make any payment (whether of principal, interest or otherwise) on any Subordinated Debentures on any day other than the stated scheduled date for such payment set forth in the Supplemental Indenture reviewed by the Administrative Agent to date;

                (b) prepay, redeem, purchase, defease or transfer its obligations under any Subordinated Debentures, or make any deposit for any of the foregoing; or

                (c) amend or modify the Declaration, any Supplemental Indenture, the terms of the Trust Securities, the Preferred
         Securities Guarantee or the Common Securities Guarantee if such amendment or modification could have an adverse effect on the Banks or any material provision of the Loan Documents.

                Furthermore, the Borrower agrees, as sponsor under the Declaration, the notwithstanding anything contained herein or in the Declaration it will not liquidate, dissolve or otherwise terminate any of the Trusts without the prior written consent of the Required Banks (which consent shall not be unreasonably withheld).

                The waivers granted hereunder will not in any way operate as an amendment or modification of the Credit Agreement or any other Loan Document or a waiver or consent with respect to any existing or future Default not specifically enumerated above.

                If the foregoing is in accordance with your understanding and is acceptable to you, please so indicate by


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executing this letter in the space provided below and returning it to the
Administrative Agent for the benefit of the Banks.

                                        Very truly yours,

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as
                                        Administrative Agent

                                        By:__________________________________
                                        Name: /s/____________________________
                                        Title:_______________________________


                                        BANK OF AMERICA ILLINOIS

                                        By: _________________________________
                                        Name: /s/____________________________
                                        Title:_______________________________


                                        BANK OF MONTREAL

                                        By: _________________________________
                                        Name: /s/____________________________
                                        Title:_______________________________


                                        THE BANK OF NEW YORK

                                        By: _________________________________
                                        Name: /s/____________________________
                                        Title:_______________________________


                                        THE BANK OF TOKYO - MITSUBISHI
                                        TRUST COMPANY

                                        By: _________________________________
                                        Name: /s/____________________________
                                        Title:_______________________________


                                        BANK ONE TEXAS, N.A.

                                        By: _________________________________
                                        Name: /s/____________________________
                                        Title:_______________________________





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                                        BANQUE NATIONALE DE PARIS

                                        By: _________________________________
                                        Name: /s/____________________________
                                        Title:_______________________________


                                        By: _________________________________
                                        Name: /s/____________________________
                                        Title:_______________________________


                                        BANQUE PARIBAS

                                        By: _________________________________
                                        Name: /s/____________________________
                                        Title:_______________________________


                                        By: _________________________________
                                        Name: /s/____________________________
                                        Title:_______________________________


                                        THE CHASE MANHATTAN BANK, N.A.

                                        By: _________________________________
                                        Name: /s/____________________________
                                        Title:_______________________________


                                        COMERICA BANK

                                        By: _________________________________
                                        Name: /s/____________________________
                                        Title:_______________________________


                                        CORESTATES BANK, NA

                                        By: _________________________________
                                        Name: /s/____________________________
                                        Title:_______________________________






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                                          CREDIT LYONNAIS CAYMAN ISLAND
                                          BRANCH

                                          By:______________________________
                                          Name:/s/_________________________
                                          Title:___________________________

                                          DEUTSCHE BANK AG,
                                            NEW YORK AND/OR
                                            CAYMAN ISLANDS BRANCH

                                          By:______________________________
                                          Name:/s/_________________________
                                          Title:___________________________

                                          By:______________________________
                                          Name:/s/_________________________
                                          Title:___________________________

                                          DRESDNER BANK AG, NEW YORK BRANCH

                                          By:______________________________
                                          Name:/s/_________________________
                                          Title:___________________________

                                          By:______________________________
                                          Name:/s/_________________________
                                          Title:___________________________

                                          FIRST UNION NATIONAL BANK
                                          OF NORTH CAROLINA

                                          By:______________________________
                                          Name:/s/_________________________
                                          Title:___________________________


                                          FLEET NATIONAL BANK

                                          By:______________________________
                                          Name:/s/_________________________
                                          Title:___________________________


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                              THE FUJI BANK LIMITED

                              By:________________________________
                              Name:/s/___________________________
                              Title:_____________________________


                              ING CAPITAL CORPORATION

                              By:________________________________
                              Name:/s/___________________________
                              Title:_____________________________

                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LTD., CHICAGO BRANCH

                              By:________________________________
                              Name:/s/___________________________
                              Title:_____________________________

                              THE MITSUBISHI TRUST & BANKING CORP.

                              By:________________________________
                              Name:/s/___________________________
                              Title:_____________________________


                              NATIONSBANK, N.A. (SOUTH)

                              By:________________________________
                              Name:/s/___________________________
                              Title:_____________________________


                              ROYAL BANK OF SCOTLAND

                              By:________________________________
                              Name:/s/___________________________
                              Title:_____________________________


                              THE SANWA BANK LTD., CHICAGO BRANCH

                              By:________________________________
                              Name:/s/___________________________
                              Title:_____________________________


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                                     SOCIETE GENERALE

                                     By:__________________________________
                                     Name:/s/_____________________________
                                     Title:_______________________________

                                     STAR BANK, N.A.

                                     By:__________________________________
                                     Name:/s/_____________________________
                                     Title:_______________________________

                                     THE SUMITOMO BANK, LIMITED

                                     By:__________________________________
                                     Name:/s/_____________________________
                                     Title:_______________________________

                                     By:__________________________________
                                     Name:/s/_____________________________
                                     Title:_______________________________

                                     VAN KAMPEN AMERICAN CAPITAL PRIME RATE

                                     By:__________________________________
                                     Name:/s/_____________________________
                                     Title:_______________________________

                                     THE YASUDA TRUST & BANKING CO., LTD.

                                     By:__________________________________
                                     Name:/s/_____________________________
                                     Title:_______________________________


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Agreed and Accepted this 6th day
November,  1996:


CONSECO, INC.

By: /s/ Rollin M. Dick
   -----------------------------
Name: Rollin M. Dick
     ---------------------------

Title: Executive Vice President
      --------------------------


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